Exhibit 10.1

AMENDMENT NO. 1
TO
LOAN AND SECURITY AGREEMENT

This Amendment No. 1 to Loan and Security Agreement (this “Amendment”) is dated as of June 17, 2015 (the “First Amendment Date”) and is entered into by and among CHROMADEX CORPORATION, a Delaware corporation, and each of its subsidiaries (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or other entities from time to time party hereto (collectively, “Lender”) and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and itself and Lender (“Agent”).  Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

Recitals

A. Borrower, Agent and Lender have entered into that certain Loan and Security Agreement dated as of September 29, 2014 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which Lender has extended and made available to Borrower certain advances of money.

B. Borrower, Agent and Lender have agreed to amend certain provisions as set forth herein.

Agreement

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

        1. Amendment.

(a) The definition of “Amortization Date” in Section 1.1 is hereby amended and restated in its entirety as follows:

“Amortization Date” means April 1, 2016; provided however, if Agent has received evidence that Borrower’s consolidated revenue (in accordance with GAAP) is equal to or in excess of $11,500,000 for the trailing six month ending December 31, 2015, then July 1, 2016.

(b) Section 2.2(b)  is hereby amended and restated in its entirety as follows:

                “Advance Request.  To obtain a Term Loan Advance, Borrower shall complete, sign and deliver an Advance Request (at least one (1) Business Day before the Advance Date) to Agent.  Lender shall fund the Term Loan Advance in the manner requested by the Advance Request provided that each of the applicable conditions precedent to such Term Loan Advance (Section 4.1 and Section 4.3 with respect to an initial Advance Request and Section 4.2 and Section 4.3 with respect to any subsequent Advance Request) is satisfied as of the requested Advance Date.”

2. Borrower’s Representations And Warranties.  Borrower represents and warrants that:

2.1 Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Agent or Lender.

2.2 Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.

2.3 The certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

2.4 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

2.5 As of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations.  Borrower acknowledges that Lender and Agent have acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3. Limitation.  The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Agent or Lender may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof.  Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. Effectiveness.  This Amendment shall become effective upon (a) the satisfaction of Borrower, Agent and Lender having duly executed and delivered this Amendment to Agent, (b) Borrower fully drawing down the Second Advance on or prior to June 20, 2015 and (c) Agent’s receipt of a non-renewable facility fee equal to $15,000.

5. Counterparts.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Amendment. This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

6. Incorporation By Reference.  The provisions of Section 11 of the Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

In Witness Whereof, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:
CHROMADEX CORPORATION Signature: /s/ Frank Jaksch Print Name: Frank Jaksch Title: Chief Executive Officer	CHROMADEX, INC. Signature: /s/ Frank Jaksch Print Name: Frank Jaksch Title: Chief Executive Officer
CHROMADEX ANALYTICS, INC. Signature: /s/ Frank Jaksch Print Name: Frank Jaksch Title: Chief Executive Officer	SPHERIX CONSULTING, INC. Signature: /s/ Frank Jaksch Print Name: Frank Jaksch Title: Chief Executive Officer

Accepted in Palo Alto, California:

AGENT: HERCULES TECHNOLOGY GROWTH CAPITAL, INC. By: /s/ Ben Bang Ben Bang, Associate General Counsel
LENDER:

HERCULES TECHNOLOGY II, L.P.,
a Delaware limited partnership

By:     Hercules Technology SBIC Management, LLC, its General Partner

By:     Hercules Technology Growth Capital, Inc., its Manager

By:     /s/ Ben Bang
           Ben Bang, Associate General Counsel